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                                  EXHIBIT 10.8
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                          Registration Rights Agreement

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                          REGISTRATION RIGHTS AGREEMENT

                WHEREAS, this Registration Rights Agreement (this "AGREEMENT") is made and entered into as of September 29, 2004, by and among Treasure Mountain Holdings, Inc., a Nevada corporation ("PUBCO"), Spencer Trask Ventures, Inc. ("Spencer Trask"), Rodman & Renshaw, LLC ("R&R") and purchasers signatory hereto (each a "Purchaser" and collectively, the "PURCHASERS"); and

                WHEREAS, the Purchasers acquired from Vyteris, Inc. ("VYTERIS") common stock and warrants to purchase shares of the common stock (collectively, the "VYTERIS SECURITIES") in a private offering of its securities ("PRIVATE OFFERING"), all upon the terms set forth in the Vyteris Confidential Private Placement Memorandum dated, June 18, 2004, as amended or supplemented from time to time, including all attachments, schedules and exhibits thereto (the "MEMORANDUM"); and

                WHEREAS, upon consummation of the merger of Vyteris with and into Pubco (as described in the Memorandum), Pubco shall issue Common Stock and Warrants to the Purchasers in exchange for the Vyteris Securities purchased by such Purchasers in the Private Offering, all upon the terms set forth in that certain Agreement and Plan of Merger entered into by and between Pubco, a wholly owned subsidiary of Pubco and Vyteris, dated July 8, 2004 ("MERGER AGREEMENT").

                NOW THEREFORE, Pubco and the Purchasers hereby agree as follows:

        1. DEFINITIONS. Capitalized terms used and not otherwise defined herein that are defined in the Merger Agreement shall have the meanings given such terms in the Merger Agreement. As used in this Agreement, the following terms shall have the following meanings:

                "ADVICE" shall have the meaning set forth in Section 6(d).

                "CLOSING DATE" means the date of the closing of the Private Offering.

                "COMMISSION" means the Securities and Exchange Commission.

                "COMMON STOCK" means shares of Pubco common stock, $0.001 par value per share, issued or issuable to Purchasers pursuant to the terms of the Merger Agreement.

                "EFFECTIVENESS DATE" means, with respect to the Registration Statement required to be filed hereunder, the 150th calendar day following the Closing Date.

                "EFFECTIVENESS PERIOD" shall have the meaning set forth in
Section 2(a).

                "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                "EVENT" shall have the meaning set froth in Section 2(b).

                "EVENT DATE" shall have the meaning set forth in Section 2(b).

                "FILING DATE" means, with respect to the Registration Statement required to be filed hereunder, the 45th calendar day following the Closing Date.

                "HOLDER" or "HOLDERS" means the holder or holders, as the case may be, from time to time of Registrable Securities, including, without limitation, the Placement Agents and certain officers of Pubco (as further described in the Merger Agreement).

                "INDEMNIFIED PARTY" shall have the meaning set forth in Section 5(c).

                "INDEMNIFYING PARTY" shall have the meaning set forth in Section 5(c).

                "LOSSES" shall have the meaning set forth in Section 5(a).

                "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                "PLACEMENT AGENTS" means collectively, Spencer Trask and R&R individually.

                "PROCEEDING" means an action, claim, suit, investigation, or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                "PROSPECTUS" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any Prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                "REGISTRABLE SECURITIES" means (i) the Shares, (ii) the Warrant Shares, (iii) the shares of Common Stock issuable upon exercise of warrants issued to Spencer Trask in connection with the Bridge Note financing (as described in the Memorandum) (the "STV WARRANTS"), (iv) the shares of Common Stock issuable upon exercise of the warrants issued to the Placement Agents or their designees in connection the transactions contemplated by the Memorandum and Merger Agreement (the "PLACEMENT AGENTS' WARRANTS"), (v) the shares of Common Stock issuable upon the exercise of the Warrants to be issued to certain officers of Pubco upon consummation of the Merger as contemplated by the Merger Agreement (the "TM Management Warrants"), (vi) the shares of Common Stock issued and issuable to B. Braun Medical, Inc. (the "Braun Shares") and (vii) together with any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event


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with respect to the foregoing or in connection with any anti-dilution provisions in the Warrants, the STV Warrants, the Placement Agents' Warrants, the TM Management Warrants and the Braun Shares.

                "REGISTRATION STATEMENT" means the registration statements required to be filed hereunder, including (in each case) the Prospectus, amendments and supplements to the registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.

                "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                "RULE 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                "RULE 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                "SECURITIES ACT" means the Securities Act of 1933, as amended.

                "SHARES" means the shares of Common Stock issued or issuable to each Purchaser pursuant to the Merger Agreement.

                "TRADING DAY" means (i) a day on which the Common Stock is traded on a Trading Market on which it is listed, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded on the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if trades of the Common Stock are not reported on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

                "TRADING MARKET" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

                "WARRANTS" means the Common Stock Purchase Warrants issued or issuable to the Purchasers pursuant to the terms of the Merger Agreement.


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

                "WARRANT SHARES" means the shares of Common Stock issuable upon exercise of the Warrants.

        2.      REGISTRATION.

                (a) Pubco shall prepare, and shall use it best efforts to file with the Commission on or before the Filing Date, the Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement required hereunder shall, at Pubco's election, be on Form SB-2 (except if Pubco is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case the Registration Statement shall be on another appropriate form in accordance herewith) or Form S-1. The Registration Statement required hereunder shall contain (except if otherwise directed by the Holders) the "PLAN OF DISTRIBUTION" attached hereto as ANNEX A. Pubco shall use its best efforts to cause the Registration Statement to become effective and remain effective as provided herein. Pubco shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of (a) twenty-four months after the Effectiveness Date and (b) such time when the Registrable Securities may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to Pubco pursuant to a written opinion letter to such effect, addressed and acceptable to Pubco's transfer agent and the affected Holders (the "EFFECTIVENESS PERIOD").

                (b) If: (i) a Registration Statement is not filed on or prior to the Filing Date (if Pubco files a Registration Statement without affording Holders the opportunity to review and comment on the same as required by Section 3(a), Pubco shall not be deemed to have satisfied this clause (i)); or (ii) Pubco fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, by the later of
(x) five Trading Days from the date that Pubco is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review ("COMMISSION NOTICE") and (y) ten Trading Days from the date that Pubco receives a Commission Notice if (A) Pubco's Board of Directors determines in its good faith judgment that it is advisable to delay the effectiveness of the Registration Statement, and (B) Pubco provides each Holder with a certificate signed by the President or Chief Executive Officer of the Company of such delay (not later than one day following the receipt of notice from the Commission); or (iii) prior to the date when such Registration Statement is first declared effective by the Commission, Pubco fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within ten Trading Days after the receipt of comments by or notice from the Commission that such amendment is required in order for a Registration Statement to be declared effective; or (iv) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission on or before the Effectiveness Date; or (v) after a Registration Statement is first declared effective by the Commission, it ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities, for in any such cases twenty Trading Days (which need not be


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consecutive days) in the aggregate during any 12-month period (any such failure or breach being referred to as an "EVENT," and for purposes of clause (i) or
(iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five or ten Trading Day period, as applicable, is exceeded, or for purposes of clauses (iii) the date which such ten Trading Day period is exceeded, or for purposes of clause (v) the date on which such twenty Trading Day period is exceeded being referred to as "EVENT DATE"), then in addition to any other rights the Holders may have hereunder or under applicable law: (x) on each such Event Date, Pubco shall pay to each Purchaser an amount in cash, as partial liquidated damages and not as a penalty, equal to 1% of the aggregate purchase price paid by such Purchaser for the Registrable Securities then held by such Purchaser and (y) on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, Pubco shall pay to each Purchaser an amount in cash, as partial liquidated damages and not as a penalty, equal to 2% of the aggregate purchase price paid by such Purchaser for the Registrable Securities then held by such Holder: PROVIDED, HOWEVER, that notwithstanding any provision herein to the contrary, Pubco shall not be required to make payments under this Section 2(b) in excess of 10% of the aggregate purchase price paid by the Purchasers for the Registrable Securities. If Pubco fails to pay any partial liquidated damages pursuant to this Section 2(b) in full within seven days of the date payable, Pubco shall pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchasers, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event.

                (c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then Pubco shall file as soon as practicable, an additional Registration Statement (or, if permitted by law, a post-effective amendment to such Registration Statement) covering the resale of Common Stock by the Holders of not less than all of such Registrable Securities, and Pubco shall use best efforts to cause such Registration Statement to be declared effective as soon as practicable thereafter.

        3.      REGISTRATION PROCEDURES.

                In connection with Pubco's registration obligations hereunder, Pubco shall:

                (a) Not less than three Trading Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, (i) furnish to the Holders copies of all such documents proposed to be filed (including documents incorporated or deemed incorporated by reference to the extent requested by such Person) which documents will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of Pubco's counsel to conduct a reasonable investigation within the meaning of the Securities Act. In the event a Holder fails to respond with three days of receipt of the documents provided in accordance with (i) above, such Holder it will be deemed to consent to the filing of the Registration Statement. Pubco shall not file the Registration Statement or any


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such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith within such three day period unless and until Pubco shall have reasonably responded to such objections.

                (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus or Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) when the Commission notifies Pubco if there will be a "review" of the Registration Statement and whenever the Commission comments in writing on the Registration Statement, respond as promptly as possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and, as promptly as possible, and in any event within five Trading Days provide the Placement Agents' counsel with true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

                (c) Notify the Holders of Registrable Securities to be sold, as promptly as reasonably possible (and, in the case of (i)(A) below, not less than two Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing promptly following the day: (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by Pubco of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threat in writing of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


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

                (d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

                (e) Furnish to each Holder, without charge, at least one conformed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, to the extent requested, and all exhibits, to the extent requested by such Person (including those previously furnished or incorporated by reference), promptly after the filing of such documents with the Commission.

                (f) Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities. Pubco hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving on any notice pursuant to Section 3(c).

                (g) Prior to any resale of Registrable Securities by a Holder, use its best efforts to register or qualify or cooperate with the selling Holders in connection with the Registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each such Registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; PROVIDED, that Pubco shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject Pubco to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

                (h) If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Merger Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

                (i) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement or amendment to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state


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a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If Pubco notifies the Holders in. accordance with clauses (ii) through (v) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. Pubco will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. Pubco shall be entitled to exercise its right under this Section 3(i) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of liquidated damages pursuant to Section 2(b), for a period not to exceed 90 days (which need not be consecutive days) in any twelve month period.

                (j) Comply with all applicable rules and regulations of the Commission.

                (k) Pubco may require each Holder to furnish to Pubco a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder, (ii) if required by the Commission, the holder thereof or the person that has voting and dispositive control over such Shares, (iii) any relationship between such Holder and Pubco and (iv) such other information regarding such Holder as shall be required by the Commission. If any such Holder fails to furnish such information within three Trading Days of Pubco's request, Pubco shall furnish written notice of such non-compliance to such Holder, the applicable Placement Agent and the applicable Placement's Agent's counsel. If, for a period of two Trading Days after such notice is given, such Holder continues to fail to furnish such information, then (i) Pubco shall no longer be obligated to register any of such Holder's Registrable Securities as part of the Registration Statement: PROVIDED, HOWEVER, in the event such Holder provides such information to Pubco prior to the time when Pubco files a request for effectiveness, Pubco shall register such Holder's Registrable Securities as part of the Registration Statement and (ii) Pubco shall have no obligation to pay any liquidated damages to such Holder with respect to any Event. In the event that
(i) the immediately preceding sentence applies, (ii) thereafter such Holder provides such information to Pubco and (iii) thereafter Pubco files another registration statement in which Pubco may include such Holder's securities without significant cost to Pubco and with the consent of any applicable underwriter, then Pubco shall use its best efforts to include such Holder's Registrable Securities in such registration statement in accordance with customary arrangements applicable to piggyback registration rights.

        4. REGISTRATION EXPENSES. All fees and expenses incident to the performance of or compliance with this Agreement by Pubco shall be borne by Pubco whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement) in connection with the performance by Pubco of its obligations hereunder, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for Pubco, (v) Securities Act liability insurance, if Pubco so desires such insurance, and (vi) fees and expenses of all other Persons retained by


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Pubco in connection with the consummation of the transactions contemplated by this Agreement. In addition, Pubco shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), and the expense of any annual audit. Pubco shall not be responsible for any Holder's brokerage commissions or other underwriting discount paid by any Holder in connection with the sale of any Registrable Securities.

        5.      INDEMNIFICATION

                (a) INDEMNIFICATION BY PUBCO. Pubco shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, to the extent arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to Pubco by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved ANNEX A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after Pubco has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). Pubco shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which Pubco is aware in connection with the transactions contemplated by this Agreement.

                (b) INDEMNIFICATION BY HOLDERS. Each Holder shall, severally and not jointly, indemnify and hold harmless Pubco, its directors, officers, agents and employees, each Person who controls Pubco (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or


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

relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to Pubco specifically for inclusion in the Registration Statement or such Prospectus or
(ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to Pubco by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that each Holder has approved ANNEX A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after Pubco has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with the defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

                An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or
(iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; PROVIDED, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

                (d)     CONTRIBUTION. If a claim for indemnification under
Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

                The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder. The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the other Indemnified Parties.

        6.      MISCELLANEOUS

                (a) REMEDIES. In the event of a breach by Pubco or by a Holder, of any of their obligations under this Agreement, each Holder or Pubco, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Each of Pubco and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                (b) NO PIGGYBACK ON REGISTRATIONS. Neither Pubco nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of Pubco in the Registration Statement other than the Registrable Securities, and Pubco shall not after the date hereof enter into any agreement providing any rights to be included with the Registration Statement to any of its security holders. Pubco shall not file any other registration statement until after the Effective Date other than any Registration Statement
(i) that may be required to be filed in connection with the reincorporation of Pubco as a Delaware corporation and (ii) covering the registration requirements of Pubco described in the Memorandum, other than with respect to the Restricted Securities..

                (c) COMPLIANCE. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

                (d) DISCONTINUED DISPOSITION. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from Pubco of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "ADVICE") by Pubco that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. Pubco may provide appropriate stop orders to enforce the provisions of this paragraph. Pubco agrees and acknowledges that any period during which the Holder is required to discontinue the disposition of the Registered Securities hereunder shall be subject to the provisions of Section 2(b).

                (e) PIGGYBACK REGISTRATIONS. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and Pubco shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then Pubco shall send to each Holder a written notice of such determination and, if within fifteen days after the date of such notice, any such Holder shall so request in writing, Pubco shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

                (f) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by Pubco and a majority in interest of the Holders of the then outstanding Registrable Securities.

                (g) NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (i) if to Pubco, to Vyteris, Inc., 13-01 Pollitt Drive, Fairlawn, New Jersey 07410, Attention: Vincent L. DeCaprio, Ph.D, Telefax number (201) 796-6057, with a copy to Lowenstein Sandler P.C., 65 Livingston Avenue, Roseland, New Jersey 07068, Attention: Peter H. Ehrenberg, Esq., Telefax number (973) 597-2351or (ii) if to the Purchaser, at the address set forth in Pubco's records (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 6(g)). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

                (h) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of each Holder.

                (i) EXECUTION AND COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                (j) GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, New York. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

                (k) CUMULATIVE REMEDIES. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                (1) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                (m) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                (n) INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser hereunder is several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                (o) FORM S-3 ELIGIBILITY. In the event that Pubco becomes eligible to include the Registrable Securities on a registration statement on Form S-3 and is able to do so in a manner which will not cause there to be any lack of effective registration statement covering Registrable Securities, Pubco shall be permitted to amend the exiting Registration Statement by a post-effective amendment on Form S-3 (if permitted by the rules and regulations of the Commission and under applicable law) or utilize a registration statement on Form S-3 covering the Registrable Securities.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                            TREASURE MOUNTAIN HOLDINGS, INC.


                            By: /s/   Michael McGuinness
                                --------------------------------------------
                                Name:  Michael McGuinness
                                Title: CFO


                    [PURCHASER'S SIGNATURE PAGE TO PUBCO RRA]


                            PURCHASER

                            See Omnibus Signature Page for Purchaser's Signature

                                --------------------------------------------




                   [PLACEMENT AGENTS' SIGNATURE TO PUBCO RAA]

                            SPENCER TRASK VENTURES, INC.


                            By: /s/ William P. Dioguardi
                                --------------------------------------------
                                Name:  William P. Dioguardi
                                Title: President


                            RODMAN & RENSHAW, LLC


                            By: /s/ Thomas G. Pinou
                                --------------------------------------------
                                Name:  Thomas G. Pinou
                                Title: Chief Financial Officer


                      [TM MANAGEMENT SIGNATURES TO THE RRA]


                                /s/ Lane Clissold
                                --------------------------------------------
                                Name: Lane Clissold
                                /s/ George Norman
                                --------------------------------------------
                                George Norman

                         [B. BRAUN SIGNATURE TO THE RRA]

                                B. BRAUN MEDICAL, INC.

                                By:
                                   -----------------------------------------
                                   Name:
                                   Title:

                                     ANNEX A

                              PLAN OF DISTRIBUTION

        The Selling Stockholders (the "SELLING STOCKHOLDERS") and any of their pledgees, donees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares arc traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

        o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

        o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

        o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

        o an exchange distribution in accordance with the rules of the applicable exchange;

        o       privately negotiated transactions;

        o       settlement of short sales;

        o broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

        o       a combination of any such methods of sale; and

        o       any other method permitted pursuant to applicable law.

        The Selling Stockholders may also sell shares under Rule 144, if available, rather than under this Prospectus.

        Broker-dealers engaged by the Selling Stockholders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts relating to its sales of shares to exceed what is customary in the types of transactions involved.

        The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time under this Prospectus, or under an amendment to this Prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act.

        The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Stockholders have informed Pubco that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

        Pubco is required to pay all fees and expenses incurred by Pubco incident to the registration of the shares. Pubco has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.